Community West Bancshares Presents
         Strategic Directions and  Projections for the Fiscal Year 2000

                                  A Disclaimer
This presentation contains forward-looking statements that reflect management's current views of future events and operations. These forward-looking statements are based on information currently available to the Company as of the date of this presentation (2/7/00). It is important to note that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including but not limited to, the ability of the Company to implement its strategy, expand its lending operations, and obtain investment capital for its subsidiary corporation ePacific.com. Furthermore, as previously noted, the Company expects to have certain restrictions on its operations during FY2000 based upon an enforcement letter from the Office of the Comptroller of the Currency relating to securitization activities of the prior year that have now been discontinued. The Company has attempted to incorporate these items, such as restrictions on the use of brokered deposits, into its presentation and projections.

                            Community West Bancshares

-  Management
   -  John  Markel,  Chairman
   -  Lew  Stone,  President  &  CEO
   -  Don  Solsby,  Exec.  VP
   -  Lynda  Radke,  CFO
-  Staff
   -  320  Employees  Total
                            Community West Bancshares

-  Subsidiaries

   -  Goleta  National  Bank

   -  Palomar  Community  Bank

   -  ePacific
                            Community West Bancshares

-  Principal  Businesses
   -  Core  Banking
   -  Small  Business  Administration  (SBA)  Loans
   -  High  Loan  to  Value  (HLTV)  Loans
   -  Mortgage  Loans  (Retail  and  Wholesale)

                          Overview from Past to Present
-  1989-1998  -  38%  compounded  Earning  per  Share  (EPS)

-  1998-1999  Restatement  Issues
   -  Securitization  Issue
   -  Palomar  Restatement  Issue
   -  Financing  vs.  Gain  on  Sale  Issue
                         Overview - Today's Presentation
-  Strategic  Statements
   -  Focus  on  Consistent  and  Growth-Oriented  Shareholder Earnings into the
      Future
   - Focus on Continued Increase of Fee Income versus the conventional Community Bank Focus on Interest Income.
   -  Focus  on  Primary  Fee  Income  Generators
      -  SBA  Loans  with  National  Presence
      -  HLTV  Loans  on  a  Flow  Basis


                     Overview - Today's Presentation (Cont)
-  Core  Bank  Division

-  Retail/Wholesale  Mortgage  Division

-  SBA  Division
                     Overview - Today's Presentation (Cont)
-  Alternative  Mortgage  Division  (HLTV)

-  Epacific  Division

-  Financial  Projections  for  FY  2000

                            The Core Banking Division
                              Banks Consisting of:
-  Goleta  National  Bank  -  $80M  (core)  Assets
   -  Goleta  CA
   -  Ventura  CA

-  Palomar  Community  Bank  -  $70M  Assets
   -  Escondido  (North  San  Diego,  CA)
                                 Target Markets
-  Mid  Market  Companies  $1-$10  Million
- Manufactures, Wholesaler's, Distributors, Technology Companies, Service Companies, Retailers
-  Geographical  Area
   -  Santa  Barbara  County
   -  Ventura  County
   -  San  Diego  County
                             Services Consisting of:
      -  Account  Analysis
      -  Account  Reconciliation
      -  Positive  Pay
      -  Lock  Box  Services
      -  Courier  service
      -  On-Line  Banking
      -  Merchant  Services
      -  Cash  Management
      -  Automated  Clearing  House  (ACH)
      -  Concentration  Accounts
      -  All  Typical  Deposit  Products

                                  Loan Products

      -  Business  Lines  of  Credit
      -  Business  Term  Loans

      -  Working  Capital  Loans
      -  Equipment  Loans
      -  Standby  Letters  of  Credit
      -  International  Banking
      -  Construction  Loans
      -  Tract/Land  Development  Loans
      -  Real  Estate  Mini  Perms
      -  Residential  Equity  Lines  of  Credit
      -  Consumer  Loans

                   Palomar Community Bank - Purchase Strategy
-  Area  Demographics  Similar  to  Ventura
-  Large  Number  of  Mid-Market  Businesses
-  Increasing  per-capita  Income
-  Available  Liquidity
-  Exchange  Loan  Participation
-  Spread  Administrative  Costs  over  Larger  Base
-  Entry  into  Faster  Growing  Market
                                   Core Bank -
                                How We Make Money
-  Interest  Income

-  Service  Charges

-  Loan  Fee  Income

-  Other  Fee  Income

-  Reducing  Non-Interest  Expense
                                 Year 2000 Goals

-  15%  Growth  in  Loans  and  Deposits

-  Replace  High  Cost  Deposits  with  Demand  Deposits

-  Continue  Increase  in  Net  Interest  Margin  (Palomar)

                        Palomar Net Interest Margin FY99

During the period between April 1999 and October 1999, Palomar's net interest margin increased while Palomar's cost of funds decreased:

Month      Net Interest Margin   Cost of Funds
---------  --------------------  --------------

April                     3.54%           4.27%
May                       3.63%           4.24%
June                      3.16%           4.21%
July                      3.23%           4.13%
August                    4.16%           4.04%
September                 4.13%           4.02%
October                   4.21%           4.02%


                     The Retail/Wholesale Mortgage Division
                          Mortgage Department Overview
-  Employees
   -  16  Retail  Agents
   -  3  Underwriters
   -  1  Secondary  Market  Person
   -  20  Total  Employees
-  Offices
   -  Santa  Barbara
   -  Ventura
   -  Bakersfield
   -  Solvang
   -  Escondido
                                   What We Do
-  Originate  Wide  Spectrum  of  Retail  Mortgage  Products
   -  Fixed/Variable  Rate
   -  Residential/Commercial
   -  Home  Equity  Lines
   -  Purchase  Money/Refi's

   -  2nd  TD's
-  Origination,  Underwriting,  Processing,  Funding,  Shipping
-  Wholesale/  Secondary  Marketing
                                How We Make Money
-  Loan  Origination  Fees
-  Processing  Fees
-  Loan  Interest  Charges
-  Gain  on  Loan  Sales

-  FY2000  Est.  :  $223M  in  Loans  Closed
                                 Year 2000 Goals
-  Improved  Closing  Ratio

-  Increased  Average  Deal  Size

-  Increased  Mobile  Home  Lending

-  Increased  Volume  of  Commercial  Property  Lending
                The Small Business Administration (SBA) Division
                              SBA Division Overview
-  Introduction/Description  of  staff

-  Loan  Production  Offices

-  Description  of  Processing  Function
                          SBA Program Overview (cont.)
-  Description  of  loans  offered

-  Funding  Level  for  year  2000

-  Anticipated  Program  Changes  in  Year  2000
                           SBA Loan Production History

Annual SBA loan production increased 409% from 1995 to 1999, and loan production for 2000 is projected to grow 67% from 1999:

                  Dollar Volume
Year               ($Millions)
----               -----------

1995                             11,000
1996                             18,000
1997                             29,000
1998                             36,000
1999                             45,000
2000 (Proj.)                     75,000

                                How We Make Money
-  Selling  Loans  on  the  Secondary  Market

-  Premium  income  and  servicing  income

-  Interest  yield  on  loans  held  for  sale

-  Interest  yield  on  25%  retention
                                National Presence

SBA  has  expanded  to  the  following  17  locations  in  10  states:

     *  Seattle,  WA               *  Las  Vegas,  NV
     *  Sacramento,  CA            *  Denver,  CO
     *  San  Francisco,  CA        *  Nashville,  TN
     *  Fresno,  CA                *  Birmingham,  AL
     *  Santa  Barbara,  CA        *  Atlanta,  GA
     *  Los  Angeles,  CA          *  Columbia,  SC
     *  Santa  Ana,  CA            *  Jacksonville,  FL
     *  San  Diego,  CA            *  Miami,  FL
     *  Portland,  OR

                                Expansion Efforts
-  Current  Employees

-  Small  Business  Market  Opportunity

-  Market  Strategy  and  Competition

-  PLP  Campaign

-  Challenges  in  year  2000
                               Growth Projections
                     Alternative Mortgage Products Division
                                     History
-  1994  HUD  Title  I  Loans
-  1995  Fannie  Mae  Approved
-  1996  High  Loan  to  Value  (HLTV)  -  Retail
-  1997  High  Loan  to  Value  -  Wholesale
-  1998  First  Securitization  ($81  Million)
-  1999  Second  Securitization  ($122  Million)
                              Anaheim CA Operation
-  Business  Development  Staff
-  Underwriting  and  Processing  of  Loans
-  Document  Preparation
-  Pre-Funding  Setup  and  Review
                                Goleta Operation
-  Correspondent  Underwriting  and  Processing
-  Quality  Control
-  Compliance

-  Broker  and  Correspondent  Control
-  Funding
-  Shipping
-  Whole  Loan  Sales
                                    Staffing
-  Anaheim
   -  Operations  22
   -  Sales          10
-  Goleta
   -  Operations  22
   -  Sales            2
-  Total            56
                               Sources of Business
-  Retail

-  Wholesale

-  Correspondent
                             Underwriting Experience
-  Management  -  Average  of  19  Years

-  Underwriters  -  Average  of  11  Years
                             Underwriting Parameters
-  Prescribed  Guidelines

-  Exception  to  Guidelines
   -  Management  Approval
   -  Tracking
                              Underwriting Summary
-  Minimum  Risk  Score  (FICO)  of  640

-  Maximum  CLTV  of  125%

-   Maximum  Loan  Amount  $75,000

-  Maximum  Debt  to  Income  Ratio  (50%)
                          Underwriting Summary (Cont.)
-  Minimum  monthly  disposable  Income
   -  $1,500  for  DTI  ratio  of  <45%
   -  $2,000  for  DTI  ratio  of  45.01%  -  50%
-  Minimum  12  Month  Mortgage  Credit  History
-  No  30  Day  Delinquencies
-  No  Prior  Bankruptcies  Allowed
-  Two  years  full  verifiable  income
                                How We Make Money
-  Document  Preparation  Fees
   -  $300/Unit   (1  Unit  =  1  Loan)

-  Interest  Income
   -  13  1/2  %/Yr  on  Amounts  Held  for  Sale

-  Gain  on  Sale  Premiums
   -  2.5%  on  Amount  sold  per  Month

                           Budget Projections (FY2000)
-  Total  Units  (Loans)               4020
-  Dollar  Volume          $140,700,000
-  Average  Units/Mo.                 335
-  Average  Flow  ($/Mo.)     $  11,725,000

                          Business Risks and Mitigation
-  Risks  with  Previous  Securitization  Model
   -  Residual  Asset  Issues
   -  Capitalization  Issues
-  Limited  Number  of  Investors
-  Limited  Product  Lines
-  Mitigation  of  Risk
   -  Stricter  Underwriting  Guidelines
   -  Implement  Flow  Model  with  Forward  Commitments

         Transition From Securitization to Whole Loan Sales (Flow Model)
-  File  Preparation

-  Secondary  Marketing

-  Revised  Underwriter  Guidelines

-  Establish  Flow  Relationships
                            Future Growth Directions
-  Diversification  in  Products

-  Sub-Prime  Whole  Loan  Sales
   -  Equity  Firsts  and  Seconds
   -  Purchase  Money

-  "A-"  Product
   -  100%  CLTV
                              ePacific.com Division
                                    Overview
-  Currently  operational  payment  transaction  processing  system
-  Presently  focused on niche markets particularly Internet processing arena
-  Currently  generating  small  revenues  in  various  niche  markets
- Ultimate opportunity to become a leading network such as Interlink, Star, and Cirrus
                        How Card-based Transactions Work

Most consumers are unaware of how transactions are processed. They swipe cards to pay for products and services and receive bills about a month later. The transaction processing system that allows this to occur involves a complex web of participants.

Issuers are financial institutions that issue debit or credit cards, maintain consumer accounts, provide on-going cardholder services, and authorize and report transactions. Each issuer agrees to abide by the operating rules established by the networks such as Visa, MasterCard, Star, Cirrus, etc. Networks require issuers to be financial institutions that are bound by banking laws.

-     Acquiring  Bank
Acquirers are financial institutions that sponsor the capture of ATM and Point of Sale (POS) transactions and the transmission of requests to networks. They assure that the ATM or POS machines will interact properly with the networks.

-     Third  Party  Processors  (TPP)
Acquirers often use third-party transaction processing services to support terminal operations and to provide transaction authorization services. A third party processor may own the ATM and or POS terminal it operates. A merchant that owns its own terminals may contract with a third party processor to support its terminal operations.
-
-     Networks
Networks, like Visa and MasterCard, Plus and Cirrus for ATMs, and Maestro and Interlink for POS transactions, process transactions, settle and aggregate funds daily. Issuers and acquirers may opt to participate in more than one network and therefore, issue cards with multiple network marks. Networks are responsible for creating a recognizable brand name and providing transaction settlement services (fees and cash). They also create and enforce the network rules.

                              The ePacific Solution



ePacific's system takes the place of many functions typically performed by other transaction processing organizations. It acts as a private network to receive incoming authorization requests and send outgoing approval codes. The
Company:

-  Issues  its  own  cards
-  Acquires  information  from  the  ATM  and  POS  machines
-  Processes  transactions  conducted  between  consumers  and  merchants
-  Acts  as  network  to  settle  and  aggregate  funds  transfer.

                      Card Transaction Processing Platform
-  Internet  Based  Payment
-  Reward  Payment  and  Tracking
-  Compensation  Disbursement
-  ATM  and  Funds  Transfer
-  Other  Opportunities

                            PINPAD Internet Purchase

EP's PINPAD software (patent pending) is a significant component of EP's Internet payment system. PINPAD not only increases the real and perceived security of Internet transactions, it also helps e-merchants reduce costly fraud and chargebacks that are an unfortunate reality associated with credit card purchases. Chargebacks occur when consumers, denying that they agreed to purchase something, contact their issuing bank to reverse the charge, and the issuing bank charges the purchase back to the merchant. With PINPAD, consumers are required to enter their secret PIN number. As a result, fraud is virtually impossible - consumers are simultaneously protected and held accountable.

PINPAD creates an electronic version of a bank's ATM personal identification number (PIN) entry hardware on the consumer's computer screen. It enables cardholders to enter a PIN number in addition to their debit card number when shopping online, thereby reducing the chances of fraudulent transactions and opening up Internet shopping to people who cannot or will not shop with credit cards.

Internet merchants planning to accept the EP payment option must first install a small piece of code into their checkout process. The code creates the special pop-up window at the end of a consumer's checkout process. At that time, the consumer enters his secret PIN code which is transmitted only to EP's server, not to the merchant. The PINPAD software captures and transmits the data to EP where it is matched with database records. If the consumer's PIN matches records in the database, EP sends an approval authorization to the merchant.

Market
-  Gartner  Group projected online sales to be $20 billion by the end of 2000
- Experts predict that 61 million consumers will shop for goods online by the end of 2002
-  Currently  16  million  purchase  goods  online
-  Internet  user  demographic  profile  is  shifting  to  middle  America

                          Competition Comparison Internet-based Payments

                        Bank       Target     Broad Base                                Broad Base
                        Acct       Market     of Merchant     Pin Number      ATM      of Cards on
Competitor            Required   Teenagers   Participation  Authorization  Accessible   the Market
--------------------  --------  -----------  -------------  -------------  -----------  ----------

ePacific.com
(ePacific.com)        No        Yes          No             Yes            Yes          No
                      --------  -----------  -------------  -------------  -----------  ----------
DoughNet              Yes                                   Yes
(doughnet.com)        Parent    Yes          No             Password       No           No
                      --------  -----------  -------------  -------------  -----------  ----------
RocketCash            Yes                                   Yes
(rocketcash.com)      Parent    Yes          No             Password       No           No
                      --------  -----------  -------------  -------------  -----------  ----------
Icanbuy               Yes                                   Yes
(icanbuy.com)         Parent    Yes          No             Password       No           No
                      --------  -----------  -------------  -------------  -----------  ----------
Pocketcard            Yes
(pocketcard.com)      Parent    Yes          No             No             No           No
                      --------  -----------  -------------  -------------  -----------  ----------
Zowi's Cobalt Card                                          Yes
(zowi.com)            Yes       Yes          No             Password       No           No
                      --------  -----------  -------------  -------------  -----------  ----------
Z-Cash                                                      Yes
(z-cash.com)          Yes?      Yes          No             Password       No           No
                      --------  -----------  -------------  -------------  -----------  ----------

Credit Card Issuers   Yes       No           Yes            No             Yes          Yes
--------------------  --------  -----------  -------------  -------------  -----------  ----------

                          Sales and Marketing Strategy
-  Poised  for  full-scale  entry  into  transaction  processing
-  Card  circulation
-  Achieve  market  acceptance  of  cards
-  Acceptance  of  Logo
-  Internet  merchant  acceptance
-  Market  the  ePacific's  Private  Network

                                 Card Acceptance
-  Why  are  ePacific's  cards  attractive?
   -  Card  can  be  used  at  any  ATM
   -  Can  be  used  at  any  merchant's place of business that accepts the card
   -  New  consumers  may  not  have  credit  cards  but  have  money
   -  Lower  transaction  fees  than  credit  cards
   -  Reduced  chargeback  costs
                               Strategic Alliances
-  ACE  Cash  Express  700,000  PayDay  loans  per  year
-  Thomas  Cook  to  issue  compensation  cards  to  Cruise  Line  Employees
-  A  La  Carte  International  loyalty  program

Community West Strategic Directions Regarding ePacific

- ePacific Opportunity remains. However, its Development Continues to Produce Losses

-  ePacific  is  currently  seeking  Venture  Funding to Continue Development
- Community West Bancshares will need to reduce its Majority Ownership of ePacific to Eliminate Consolidation of ePacific on-going Losses.
-  CW  expects its Venture Funding to ePacific to be completed as  of  Q1 End.
- CW will retain a Minority Ownership position in ePacific.com, so that long term shareholders will have the opportunity to benefit from ePacific.com's future

FY2000
                              Financial Projections
                                Basic Assumptions
-  Previously  Securitized  Loans
   -  Prepayments  of  $2,500,000  per  month  vs.  experience
   -  Loan  Loss reserves at 2% per year vs current experience at 1.3% loan loss
                            Basic Assumptions (Cont.)
-  Loans  Held  for  Sale
   -  Sell  all  Bulk  HLTV  loans held for sale in the first six months at book value
   -  Include  historical  loan  loss  reserves  for  any HLTV loans past 90days
   -  Retain  average  balance  of  $10M - $15M in flow HLTV loans awaiting sale
                            Basic Assumptions (Cont.)
-  SBA  Division
   -  Gross  Sales  increase  to  $60,000,000  in  FY2000
   -  Increase  in  Portfolio  Loans  from  un-guaranteed  portion
   -  Consistent  Costs  with  Q4,  1999
                               Assumptions (Cont.)
-  Balance  Sheet
   -  Payoff  of  high-interest  CD's  as  loan  sales  occur

   -  Interest  Income  Calculated  directly  from  Existing  Assets
-  Mortgage  Division
   -  Performance  similar  to  second  half  of  1999

                               Assumptions (Cont)
-  Alternative  Mortgages  Div.
   -  Six-mo.  Ramp-up  period  for  shift  from  bulk  sales  to  flow  sales
   -  Flow  volume  ramps  from  $10M/mo  to  $15m/mo
   -  Cash  Premium  (Gain)  of  2.5%  plus  documentation  and  loan orig. fees
-  ePacific  Division
   -  No  Negative  Earnings  Impact  after  1st  Quarter
Projected  Range  of  Results  -  Interest  Income

             FY 2000 LOW-END TO REASONABLE EXPECTED EARNINGS RANGES

Total Interest Income            $34,500,000  $35,400,000
Total Interest Expense           $16,000,000  $16,100,000
                              ---------------------------
Net Interest Income              $18,500,000  $19,300,000

Loan Loss Provision (GNB)        $   600,000  $   550,000
Valuation Allowance for Secur.   $ 2,900,000  $ 3,000,000
                              ---------------------------
Total Loan Loss Provision        $ 3,500,000  $ 3,550,000

Total Interest Based Income      $15,000,000  $15,750,000

                          Projected Range of Results -
                                   Fee Income

             FY 2000 LOW-END TO REASONABLE EXPECTED EARNINGS RANGES

Gross profit on sale of SBA Loans   $ 5,500,000  $ 6,050,000
Gross profit on sale of Mortgages   $   500,000  $   600,000
Gross profit on sale of HLTV Loans  $ 3,600,000  $ 3,800,000
HLTV Loan and Doc Fees              $ 1,300,000  $ 1,500,000
Other Loan and Doc Fees             $ 3,800,000  $ 4,000,000
Service Charges                     $   400,000  $   500,000
                                   -------------------------
Total Fee-Based Income              $15,100,000  $16,450,000

Ratio of Fee Income to Total
Interest-Based Income                      1.01         1.04

           Projected Range of Results - Net Income/EPS (Pre-ePacific)

             FY 2000 LOW-END TO REASONABLE EXPECTED EARNINGS RANGES

Total Other Expenses (Salaries, Benefits,
Rent, Depreciation, Etc.)                   $ 23,500,000  $ 23,500,000
Net Pre-Tax Income                          $  6,600,000  $  8,700,000
Taxes                                        -$2,772,000   -$3,654,000
                                            --------------------------
GNB Net (Pre ePacific Impact)               $  3,828,000  $  5,046,000
Community West Admn. Impact                    -$580,000     -$580,000
Palomar (Pre-Pooling) Net                   $    600,000  $    650,000
                                            --------------------------
CWBC Net (Pre-Goodwill, Pre-ePacific)       $  3,848,000  $  5,116,000
Total Shares Outstanding (Fully Diluted)       6,100,000  $  6,100,000

CWBC Net (Pre-Goodwill, Pre-ePacific)       $       0.63  $       0.84
Palomar (Goodwill Writedown)                      -$0.06        -$0.06
                                            --------------------------
CWBC Net (Pre-ePacific) EPS                 $       0.57  $       0.78

                                  A Disclaimer
This presentation contains forward-looking statements that reflect management's current views of future events and operations. These forward-looking statements are based on information currently available to the Company as of the date of this presentation (2/7/00). It is important to note that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including but not limited to, the ability of the Company to implement its strategy, expand its lending operations, and obtain investment capital for its subsidiary corporation ePacific.com. Furthermore, as previously noted, the Company will have certain restrictions on its operations during FY2000 based upon an enforcement letter from the Office of the Comptroller of the Currency relating to securitization activities of the prior year that have now been discontinued. The Company has attempted to incorporate these items, such as restrictions on the use of brokered deposits, into its presentation and projections.